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                                                                    Exhibit 10.1


                        ATLANTIC EXPRESS TRANSPORTATION CORP.

                  $110,000,000 103/4% Senior Secured Notes due 2004


                            REGISTRATION RIGHTS AGREEMENT


                                                                February 4, 1997




JEFFERIES & COMPANY, INC.
11100 Santa Monica Boulevard
10th Floor
Los Angeles, California  90025

Ladies and Gentlemen:

         ATLANTIC EXPRESS TRANSPORTATION CORP., a New York corporation (the "Company"), is issuing and selling to Jefferies & Company, Inc. (the "Purchaser"), upon the terms set forth in a purchase agreement, dated as of February 4, 1997 (the "Purchase Agreement"), $110,000,000 aggregate principal amount of its 103/4% Senior Secured Notes due 2004, Series A, including the guarantees endorsed thereon (the "Notes"). As an inducement to the Purchaser to enter into the Purchase Agreement, the Company and each of the guarantors (the "Guarantors") named in the Indenture (defined below) agrees with the Purchaser, for the benefit of the holders of the Securities (defined below) (including, without limitation, the Purchaser), as follows:

1.  Definitions

         Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

         Advice:  See Section 6.

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         Agreement:  This Registration Rights Agreement.

         Applicable Period:  See Section 2(f).

         Business Days: Any day other than (i) Saturday or Sunday, or (ii) a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to be closed.

         Closing Date:  February 4, 1997.

         Confidential Information:  See Section 6(a).

         Effectiveness Date:  The 150th day following the Closing Date.

         Effectiveness Period:  See Section 3(a).

         Event Date:  See Section 4(a).

         Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

         Exchange Offer:  See Section 2(a).

         Exchange Offer Registration Statement:  See Section 2(a).

         Exchange Securities: 103/4% Senior Secured Notes due 2004, Series B, of the Company, including the guarantees endorsed thereon, identical in all material respects to the Notes, except for references to series and restrictive legends.

         Filing Date:  The 90th day following the Closing Date.

         Holder:  Each holder of Registrable Securities.

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         Indenture:  The Indenture, dated the date hereof, between the Company and The Bank of New York, as trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time, in accordance with the terms thereof.

         Initial Shelf Registration:  See Section 3(a).

         Losses:  See Section 8(a).

         NASD:  The National Association of Securities Dealers, Inc.

         Participating Broker-Dealer:  See Section 2(f).

         Person: An individual, trustee, corporation, partnership, joint stock company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof, union, business association, firm or other entity.

         Private Exchange:  See Section 2(g).

         Private Exchange Securities:  See Section 2(g).

         Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         Registrable Securities: (i) Notes, (ii) Private Exchange Securities and (iii) Exchange Securities received in the Exchange Offer that may not be sold without restriction under federal or state securities law.

         Registration Statement: Any registration statement of the Company that covers any of the Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

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         Rule 144:  Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC.

         Rule 144A: Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

         Rule 415: Rule 415 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

         SEC:  The Securities and Exchange Commission.

         Securities: The Notes, the Private Exchange Securities and the Exchange Securities, collectively.

         Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

         Shelf Notice:  See Section 2(i).

         Shelf Registration: The Initial Shelf Registration and any Subsequent Shelf Registration.

         Special Counsel: Counsel chosen by the holders of a majority in aggregate principal amount of Securities.

         Subsequent Shelf Registration:  See Section 3(b).

         TIA:  The Trust Indenture Act of 1939, as amended.

         Trustee: The trustee under the Indenture and, if any, the trustee under any indenture governing the Exchange Securities or the Private Exchange Securities.

         Underwritten Registration or Underwritten Offering:   A registration
in which securities of the Company are sold to an underwriter for reoffering to the public.

         Weekly Liquidated Damages Amount:  See Section 4(a).

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2.  Exchange Offer

         (a) The Company and the Guarantors shall (i) prepare and file with the SEC promptly after the date hereof, but in no event later than the Filing Date, a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act with respect to a proposed offer (the "Exchange Offer") to the Holders to issue and deliver to such Holders, in exchange for the Notes, a like aggregate principal amount of Exchange Securities, (ii) use their best efforts to cause the Exchange Offer Registration Statement to become effective as promptly as practicable after the filing thereof, but in no event later than the Effectiveness Date, (iii) keep the Exchange Offer Registration Statement effective until the consummation of the Exchange Offer pursuant to its terms, and (iv) unless the Exchange Offer would not be permitted by a policy of the SEC, commence the Exchange Offer and use their best efforts to issue, on or prior to 30 business days after the date on which the Exchange Offer Registration Statement is declared effective, Exchange Securities in exchange for all Notes tendered prior thereto in the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the SEC.

         (b) The Exchange Securities shall be issued under, and entitled to the benefits of, the Indenture or a trust indenture that is identical to the Indenture (other than such changes as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA).

         (c) In connection with the Exchange Offer, the Company and the Guarantors shall:

              (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal that is an exhibit to the Exchange Offer Registration Statement and related documents;

              (ii) keep the Exchange Offer open for not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);

              (iii) utilize the services of a depository for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

              (iv) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer shall remain open; and

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              (v)  otherwise comply with all laws applicable to the Exchange
Offer.

         (d) As soon as practicable after the close of the Exchange Offer, the Company and the Guarantors shall:

              (i) accept for exchange all Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer;

              (ii) deliver to the Trustee for cancellation all Notes so accepted for exchange; and

              (iii) cause the Trustee promptly to authenticate and deliver to each Holder of Notes, Exchange Securities equal in aggregate principal amount to the Notes of such Holder so accepted for exchange.

         (e) Interest on each Exchange Security and Private Exchange Security will accrue from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the date of original issue of the Notes. Each Exchange Security and Private Exchange Security shall bear interest at the rate set forth thereon; provided, that interest with respect to the period prior to the issuance thereof shall accrue at the rate or rates borne by the Notes from time to time during such period.

         (f) The Company and the Guarantors shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," containing a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer").
Such "Plan of Distribution" section shall also allow the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including (without limitation) all Participating Brokers-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Securities. The Company shall use its best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirement of the Securities Act for such period of time as such Persons must comply with such requirements in order to resell the Exchange Securities; provided that such period shall not exceed 180 days after consummation of the

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Exchange Offer (as such period may be extended pursuant to the last paragraph of Section 6 hereof (the "Applicable Period")).

         (g) If, prior to consummation of the Exchange Offer, the Purchaser holds any Notes acquired by it and having the status as an unsold allotment in the initial distribution, the Company shall, upon the request of the Purchaser, simultaneously with the delivery of the Exchange Securities in the Exchange Offer, issue (pursuant to the same indenture as the Exchange Securities) and deliver to the Purchaser, in exchange for the Notes held by the Purchaser (the "Private Exchange"), a like principal amount of debt securities of the Company that are identical to the Exchange Securities (the "Private Exchange Securities"). The Private Exchange Securities shall bear the same CUSIP number as the Exchange Securities.

         (h) The Company may require each Holder participating in the Exchange Offer to represent to the Company that at the time of the consummation of the Exchange Offer (i) any Exchange Securities received by such Holder in the Exchange Offer will be acquired in the ordinary course of its business, (ii) such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Securities within the meaning of the Securities Act or resale of the Exchange Securities in violation of the Securities Act, (iii) if such Holder is not a broker-dealer, that it is not engaged in and does not intend to engage in, the distribution of the Exchange Securities, (iv) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Notes that were acquired as a result of market-making or other trading activities and that it will deliver a prospectus, as required by law, in connection with any resale of such Exchange Securities, and (v) if such Holder is an affiliate of the Company, that it will comply with the registration and prospectus delivery requirements of the Securities Act applicable to it.

         (i) If (i) prior to the consummation of the Exchange Offer, either the Company or the Holders of a majority in aggregate principal amount of Registrable Securities determines in its or their reasonable judgment that (A) the Exchange Securities would not, upon receipt, be tradeable by the Holders thereof without restriction under the Securities Act and the Exchange Act and without material restrictions under applicable Blue Sky or state securities laws, or (B) the interests of the Holders under this Agreement, taken as a whole, would be materially adversely affected by the consummation of the Exchange Offer, (ii) applicable interpretations of the staff of the SEC would not permit the consummation of the Exchange Offer prior to the Effectiveness Date, (iii) subsequent to the consummation of the Private Exchange but within one year of the Closing Date, the Purchaser so requests, (iv) the Exchange Offer is not consummated within 240 days of the Closing Date for any reason or (v) in the case of any Holder not

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permitted to participate in the Exchange Offer or of any Holder participating in the Exchange Offer that receives Exchange Securities that may not be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of the Company within the meaning of the Securities Act) and, in either case contemplated by this clause (v), such Holder notifies the Company within six months of consummation of the Exchange Offer, then the Company shall promptly deliver to the Holders (or in the case of any occurrence of the event described in clause (v) hereof, to any such Holder) and the Trustee notice thereof (the "Shelf Notice") and shall as promptly as possible thereafter file an Initial Shelf Registration pursuant to Section 3.

3.  Shelf Registration

         If a Shelf Notice is required to be delivered pursuant to Section 2(i)(i), (ii), (iii) or (iv), then this Section 3 shall apply to all Registrable Securities. Otherwise, upon consummation of the Exchange Offer in accordance with Section 2, the provisions of this Section 3 shall apply solely with respect to (i) Notes held by any Holder thereof not permitted to participate in the Exchange Offer and (ii) Exchange Securities that are not freely tradeable as contemplated by Section 2(i)(v) hereof, provided in each case that the relevant Holder has duly notified the Company within six months of the Exchange Offer as required by Section 2(1)(v).

         (a) Initial Shelf Registration. The Company and the Guarantors shall prepare and file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities (the "Initial Shelf Registration"). If the Company and the Guarantors have not yet filed an Exchange Offer, the Company and the Guarantors shall file with the SEC the Initial Shelf Registration on or prior to the Filing Date. Otherwise, the Company and the Guarantors shall use their best efforts to file the Initial Shelf Registration within 20 days of the delivery of the Shelf Notice or as promptly as possible following the request of the Purchasers. The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Securities for resale by such Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company and the Guarantors shall (i) not permit any securities other than the Registrable Securities to be included in any Shelf Registration, and (ii) use their best efforts to cause the Initial Shelf Registration to be declared effective as promptly as practicable after the filing thereof and to keep the Initial Shelf Registration continuously effective until the date that is 36 months from the Effectiveness Date (subject to extension pursuant to the last paragraph of Section 6 hereof) (the "Effectiveness Period"), or such shorter period ending when (i) all Registrable Securities covered by the Initial Shelf

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Registration have been sold or (ii) a Subsequent Shelf Registration covering all of the Registrable Securities has been declared effective under the Securities Act.

         (b) Subsequent Shelf Registrations. If any Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the Registrable Securities registered thereunder), the Company and the Guarantors shall use their best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Securities (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company and the Guarantors shall use their best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Subsequent Shelf Registration continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration, and any Subsequent Shelf Registration, was previously effective.


         (c) Notwithstanding the foregoing provisions of this Section 3 (but subject to Section 4 below), the Company shall not be required to amend or supplement a Registration Statement, any related Prospectus or any document incorporated therein by reference, for a period not to exceed an aggregate of 60 days in any calendar year if, (i) an event occurs and is continued as a result of which the Shelf Registration would, in the Issuer's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) the Issuer determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on (a) the business, operations or prospects of the Issuer or (b) a pending material business transaction that has not yet been publicly disclosed.

4.  Liquidated Damages.

         (a) The Company and the Guarantors acknowledge and agree that the holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if the Company and the Guarantors fail to fulfill their obligations hereunder. Accordingly, in the event of such failure, the Company and the Guarantors jointly and

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severally agree to pay liquidated damages to each Holder under the circumstances and to the extent set forth below:

         (i) if neither the Exchange Offer Registration Statement nor the Initial Shelf Registration has been filed with the SEC on or prior to the Filing Date; or

         (ii) if neither the Exchange Offer Registration Statement nor the Initial Shelf Registration is declared effective by the SEC on or prior to the Effectiveness Date; or

         (iii) if the Company has not accepted for exchange Exchange Securities for all Notes validly tendered in accordance with the terms of the Exchange Offer within 30 days after the date on which an Exchange Offer Registration Statement is declared effective by the SEC; or

         (iv) if a Shelf Registration is filed and declared effective by the SEC but thereafter ceases to be effective without being succeeded within 30 days by a Subsequent Shelf Registration filed and declared effective;

(each of the foregoing a "Registration Default," and the date on which the Registration Default occurs being referred to herein as an "Event Date").

         Upon the occurrence of any Registration Default, the Company shall pay, or cause to be paid (and the Guarantors hereby guarantee the payment of), in addition to amounts otherwise due under the Indenture and the Registrable Securities, as liquidated damages, and not as a penalty, to each holder of a Registrable Security, an additional amount (the "Weekly Liquidated Damages Amount") equal to (A) for each weekly period beginning on the Event Date for the first 90-day period immediately following such Event Date, $.05 per week per $1,000 principal amount of Registrable Securities held by such holder, and (B) for each weekly period beginning with the first full week after the 90-day period set forth in the foregoing clause (A), $.10 per week per $1,000 principal amount of Registrable Securities held by such holder; provided that such liquidated damages will, in each case, cease to accrue (subject to the occurrence of another Registration Default) on the date on which all Registration Defaults have been cured. A Registration Default under clause (i) above shall be cured on the date that either the Exchange Offer Registration Statement or the Initial Shelf Registration is filed with the SEC; a Registration Default under clause (ii) above shall be cured on the date that either the Exchange Offer Registration Statement or the Initial Shelf Registration is declared effective by the SEC; a Registration Default under clause (iii) above shall be cured on the earlier of the date (A) the Exchange Offer is consummated with respect to all Notes validly tendered or (B) the

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Company delivers a Shelf Notice to the Holders; and a Registration Default
under clause (iv) above shall be cured on the earlier of (A) the date on which the applicable Shelf Registration is no longer subject to an order suspending the effectiveness thereof or proceedings relating thereto or (B) a Subsequent Shelf Registration is declared effective.

         (b) The Company shall notify the Trustee within five Business Days after each Event Date. The Company shall pay the liquidated damages due on the Registrable Securities by depositing with the Trustee, in trust, for the benefit of the Holders thereof, by 12:00 noon, New York City time, on or before the applicable semi-annual interest payment date for the Registrable Securities, immediately available funds in sums sufficient to pay the liquidated damages then due. The liquidated damages amount due shall be payable on each interest payment date to the Holder entitled to receive the interest payment to be made on such date as set forth in the Indenture.

5.  Hold-Back Agreements

         The Company and the Guarantors agree, without the prior written consent of the Holders of a majority in the aggregate principal amount of the then outstanding Securities, not to effect any public or private sale or distribution (including a sale pursuant to Regulation D under the Securities
Act) of any securities the same as or similar to those covered by a Registration Statement filed pursuant to Section 2 or 3 hereof, or any securities convertible into or exchangeable or exercisable for such securities, during the 10 days prior to, and during the 90-day period beginning on, (A) the effective date of any Registration Statement filed pursuant to Sections 2 and 3 hereof unless the Holders of a majority in the aggregate principal amount of the Registrable Securities to be included in such Registration Statement consent or (B) the commencement of an underwritten public distribution of Registrable Securities, where the managing underwriter so requests.

6.  Registration Procedures

         In connection with the registration of any Securities pursuant to Sections 2 or 3 hereof, each of the Company and each Guarantor shall effect such registrations to permit the sale of such Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company and each Guarantor shall:

         (a) Prepare and file with the SEC, as soon as practicable after the date hereof but in any event on or prior to the Filing Date, a Registration Statement or Registration Statements as prescribed by Section 2 or 3, and use its

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best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, that, if (i) such filing is pursuant to Section 3 or (ii) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company and the Guarantors shall, if requested, furnish to and afford the Holders of the Registrable Securities covered by such Registration Statement, their Special Counsel, each Participating Broker-Dealer, the managing underwriters, if any, and their counsel, a reasonable opportunity to review and make available for inspection by such Persons copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed, such financial and other information and books and records of the Company and the Guarantors, and cause the officers, directors and employees of the Company and the Guarantors, Company counsel and independent certified public accountants of the Company, to respond to such inquiries, as shall be necessary, in the opinion of respective counsel to such holders, Participating Broker-Dealer and underwriters, to conduct a reasonable investigation within the meaning of the Securities Act (it being understood that a period of five business days shall be deemed to afford such reasonable opportunity). The Company may require each Holder to agree to keep confidential any non-public information relating to the Company ("Confidential Information") received by such Holder and not disclose such Confidential Information (other than to an Affiliate or prospective purchaser who agrees to respect the confidentiality provisions of this Section 6(a)) until such information has been made generally available to the public, other than as a result of a disclosure by such Holder, its directors, officers, employees, agents or advisors or by any other person subject to a confidentiality agreement, unless the release of such Confidential Information is required by law or necessary to respond to inquiries of regulatory authorities (including the National Association of Insurance Commissioners, or similar organizations or their successors). The Company may also require each Holder to agree (i) to give the Company prompt notice of any request to disclose any Confidential Information received by such Holder so that the Company may seek appropriate protective orders, (ii) to consult with the Company with respect to the Company's taking steps to restrict or narrow the scope of such requests, and (iii) if the release of the Confidential Information is required by law or necessary to respond to inquiries of regulatory authorities, to give specific written notice to the Company describing the Confidential Information to be disclosed (as far in advance of its disclosure as is practicable) and to use its reasonable best efforts to obtain assurances from the recipient that confidential treatment will be accorded to the Confidential Information. Neither the Company nor any Guarantor shall file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must

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be afforded an opportunity to review prior to the filing of such document, if the Holders of a majority in aggregate principal amount of the Registrable Securities covered by such Registration Statement, their Special Counsel, any Participating Broker-Dealer or the managing underwriters, if any, or their counsel shall reasonably object.

         (b) Provide an indenture trustee for the Registrable Securities or the Exchange Securities, as the case may be, and cause the Indenture (or other indenture relating to the Registrable Securities) to be qualified under the TIA not later than the effective date of the first Registration Statement; and in connection therewith, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.
         (c) Prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement continuously effective for the time periods required hereby; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply in all material respects with the provisions of the Securities Act and the Exchange Act applicable thereto with respect to the disposition of all securities covered by such Registration Statement, as so amended, or in such Prospectus, as so supplemented, in accordance with the intended methods of distribution set forth in such Registration Statement or Prospectus as so amended.

         (d) Furnish to such selling Holders and Participating Broker-Dealers who so request (i) upon the Company's receipt, a copy of the order of the SEC declaring such Registration Statement and any post-effective amendment thereto effective and (ii) such reasonable number of copies of such Registration Statement and of each amendment and supplement thereto (in each case including any documents incorporated therein by reference and all exhibits), (iii) such reasonable number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such reasonable number of copies of the final Prospectus as filed by the Company pursuant to Rule 424(b) under the Securities Act, in conformity with the requirements of the Securities Act, and (iv) such other documents (including any amendments required to be filed pursuant to clause (c) of this Section), as any such Person may reasonably request. The Company and the Guarantors hereby consent to the use of the Prospectus by each of the selling Holders of Registrable Securities or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents,

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if any, and dealers (if any), in connection with the offering and sale of the
Registrable Securities covered by, or the sale by Participating
Broker-Dealers of the Exchange Securities pursuant to, such Prospectus and any amendment thereto.

         (e) If (A) a Shelf Registration is filed pursuant to Section 3 or (B) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, notify the selling Holders of Registrable Securities, their Special Counsel, each Participating Broker-Dealer and the managing underwriters, if any, promptly (but in any event within two Business Days), and confirm such notice in writing, (i) when a Prospectus has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act, (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any Prospectus or the initiation of any proceedings for that purpose, (iii) if, at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities, the representations and warranties of the Company or of any Guarantor contained in any agreement (including any underwriting agreement) contemplated by Section 6(n) below cease to be true and correct in any material respect, (iv) of the receipt by the Company or any Guarantor of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities or the Exchange Securities to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the contemplation, initiation or threatening of any proceeding for such purpose, (v) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

         (f) Use its reasonable best efforts to register or qualify (to the extent required by applicable law), and, if applicable, to cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of, Securities to be included in a Registration Statement for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer or the managing underwriters reasonably request in writing; and, if Securities are offered other than through an Underwritten Offering, the Company shall cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 6(f) at the expense of the Company; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Securities covered by the applicable Registration Statement, provided, however, that none of the Company nor the Guarantors shall be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified, (ii) to take action that would subject it to general service of process in any jurisdiction where it is not so subject or (iii) subject it to taxation in any such jurisdiction where it is not then subject.

         (g) Use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Securities for sale in any jurisdiction, and, if any such order is issued, to use its reasonable best efforts to obtain the withdrawal of any such order at the earliest possible time.

         (h) If (A) a Shelf Registration is filed pursuant to Section 3 or (B) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, and if requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Registrable Securities, (i) promptly incorporate in a Prospectus or post-effective amendment such information as the managing underwriters, if any, or such Holders reasonably request to be included therein required to comply with any applicable law and (ii) make all required filings of such Prospectus or such post-effective amendment as soon as practicable after the Company has received notification of such matters required by Applicable Law to be incorporated in such Prospectus or post-effective amendment.

         (i) If (A) a Shelf Registration is filed pursuant to Section 3 or (B) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, cooperate with the selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company ("DTC"); and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may reasonably request.

         (j)  If (i) a Shelf Registration is filed pursuant to Section 3 or
(ii) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, upon the occurrence of any event contemplated by paragraph 6(e)(v) or 6(e)(vi) above, as promptly as practicable prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder or to the purchasers of the Exchange Securities to whom such Prospectus will be delivered by a Participating Broker-Dealer, such Registration Statement or Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (k) Use its reasonable best efforts to cause the Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if appropriate, if so requested by the Holders of a majority in aggregate principal amount of Securities covered by such Registration Statement or the managing underwriters, if any.

         (l) Prior to the effective date of the first Registration Statement relating to the Securities, (i) provide the applicable trustee with printed certificates for the Securities in a form eligible for deposit with DTC and (ii) provide a CUSIP number for each of the Securities.

         (m) Use its best efforts to cause all Securities covered by such Registration Statement to be listed on each securities exchange, if any, on which similar debt securities issued by the Company are then listed.

         (n) If a Shelf Registration is filed pursuant to Section 3, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings of debt securities similar to the Notes, as may be appropriate in the circumstances) and take all such other actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the Holders of a majority in aggregate princi-pal amount of the Registrable Securities being sold) in order to expedite or facilitate the registration or the disposition of such Registrable
Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, (i) make such representations and warranties to the Holders and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes, as may be appropriate in the circumstances, and confirm the same if and when reasonably requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Holders of a majority in aggregate principal amount of the Registrable Securities being sold), addressed to each selling Holder and each of the underwriters, if any, covering the matters customarily covered in opinions of counsel to the Issuer requested in underwritten offerings of debt securities similar to the Notes, as may be appropriate in the circumstances;
(iii) obtain "cold comfort" letters and updates thereof (which letters and updates (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters) from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters and each selling Holder, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of debt securities similar to the Notes, as may be appropriate in the circumstances, and such other matters as reasonably requested by underwriters; and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any conditions contained in the underwriting agreement or other similar agreement entered into by the Company. Nothing contained in this clause (n) requires the Company or the Guarantors, their counsel or their accountants to make any representations or warranties, to render any legal opinion or to deliver any comfort letters that are not true.

         (o) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing on the first day of the fiscal quarter following each fiscal quarter in which Registrable
Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

         (p) Upon consummation of an Exchange Offer or Private Exchange, obtain an opinion of counsel to the Company (in form, scope and substance reasonably satisfactory to the Purchaser), addressed to the Trustee for the benefit of all Holders participating in the Exchange Offer or Private Exchange, as the case may be, to the effect that (i) the Company and the Guarantors have duly authorized, executed and delivered the Exchange Securities or the Private Exchange Securities, as the case may be, and the Indenture, (ii) the Exchange Securities or the Private Exchange Securities, as the case may be, and the Indenture constitute legal, valid and binding obligations of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with their respective terms, except as such enforcement may be subject to customary exceptions including, without limitation, (x) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and (y) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law), and
(iii) all obligations of the Company and the Guarantors under the Exchange Securities or the Private Exchange Securities, as the case may be, and the Indenture are secured by Liens on the assets securing the obligations of the Company under the Notes.

         (q) If an Exchange Offer or Private Exchange is to be consummated, upon delivery of the Registrable Securities by such Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company shall mark, or caused to be marked, on such Registrable Securities that such Registrable Securities are being cancelled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, and in no event shall such Registrable Securities be marked as paid or otherwise satisfied.

         (r) Cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD.

         (s) Use its reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.

         The Company may require each seller of Registrable Securities or Participating Broker-Dealer as to which any registration is being effected to furnish to the Company such reasonable information regarding such seller or Participating Broker-Dealer and the distribution of such Registrable Securities or Exchange Securities as the Company may, from time to time, reasonably request in writing. The Company may exclude from such registration the Registrable Securities of any seller or Exchange Securities of any Participating Broker-Dealer who fails to furnish such information.

         Each Holder and each Participating Broker-Dealer agrees by acquisition of such Registrable Securities or Exchange Securities of any Participating Broker-Dealer that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 6(e)(ii), 6(e)(iv), 6(e)(v) or 6(e)(vi), such Holder will forthwith discontinue disposition (in the jurisdictions specified in a notice of a 6(e)(iv) event, and elsewhere in a notice of a 6(e)(ii), 6(e)(v) or 6(e)(vi) event) of such Securities covered by such Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(j), or until it is advised in writing (the "Advice") by the Company that offers or sales in a particular jurisdiction may be resumed or that the use of the applicable Prospectus may be resumed, as the case may be, and has received copies of any amendments or supplements thereto. If the Company shall give such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of such Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 6(j) or
(y) the Advice.

7.  Registration Expenses

         (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company and the Guarantors shall be borne by the Company and the Guarantors whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation:

                   (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disburse-ments of counsel in connection with Blue Sky qualifications of the Registrable Securities or Exchange Securities and determination of the eligibility of the Registrable Securities or Exchange Securities for investment under the laws of such jurisdictions (x) where the Holders are located, in the case of the Exchange Securities, or (y) as provided in
    Section 6(f), in the case of Registrable Securities or Exchange
    Securities to be sold by a Participating Broker-Dealer during the Applicable Period);

                   (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities or Exchange Securities in a form eligible for deposit with DTC and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any, or, in respect of Registrable Securities or Exchange Securities to be sold by a Participating Broker-Dealer during the Applicable Period, by the Holders of a majority in aggregate principal amount of the Registrable Securities included in any Registration Statement or of such Exchange Securities, as the case may be);

                   (iii) messenger, telephone, duplication, word processing and delivery expenses incurred by the Company in the performance of its obligations hereunder;

                   (iv) fees and disbursements of counsel for the Company;

                   (v) fees and disbursements of all independent certified public accountants referred to in Section 6(n)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

                   (vi) fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the By-laws of the NASD, but only where the need for such a "qualified independent underwriter" arises due to a relationship with the Company;

                   (vii) Securities Act liability insurance, if the Company so desires such insurance;

                   (viii) fees and expenses of all other Persons retained by the Company; internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the

    Company performing legal or accounting duties); and the expense of any annual audit; and

                   (ix) rating agency fees and the fees and expenses incurred in connection with the listing of the Securities to be registered on any securities exchange.

         (b) The Company and the Guarantors shall reimburse the Holders for the reasonable fees and disbursements of not more than one counsel (in addition to appropriate local counsel) chosen by the Holders of a majority in aggregate principal amount of the Registrable Securities to be included in any Registration Statement. The Company shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of the Exchange Securities or Private Exchange Securities in exchange for the Notes; provided that the Company shall not be required to pay taxes payable in respect of any transfer involved in the issuance or delivery of any Exchange Security or Private Exchange Security in a name other than that of the holder of the Note in respect of which such Exchange Security or Private Exchange Security is being issued.

         (c) Neither the Company or the Guarantors shall be liable for any underwriting, brokerage, finder's or similar fees, discounts or commissions, if any, attributable to the sale of the Registrable Securities which discounts, commissions or taxes shall be paid by the Holders of such Registrable Securities.

8.  Indemnification

         (a) Indemnification by the Company. The Company and each of the Guarantors, jointly and severally, shall, without limitation as to time, indemnify and hold harmless each Holder and each Participating Broker-Dealer selling Exchange Securities during the Applicable Period, each Person who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) and the officers, directors, partners, employees, representatives and agents of each such Holder, Participating Broker-Dealer and controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees as provided in this Section 8) and expenses (including, without limitation, reasonable costs and expenses incurred in connection with investigating, preparing, pursuing or defending against any of the foregoing) (collectively, "Losses"), as incurred, directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such Losses are based upon information relating to such Holder or Participating Broker-Dealer and furnished in writing to the Company (or reviewed and approved in writing) by such Holder or Participating
Broker-Dealer expressly for use therein; provided, however, that neither the Company nor any of the Guarantors shall be liable to any Indemnified Party to the extent that any such losses arise solely out of an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) such Indemnified Party or related holder of a Registrable Security failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Indemnified Party or the related holder of a Registrable Security to the person asserting the claim from which such Losses arise, (ii) the Prospectus would have corrected such untrue statement or alleged untrue statement or omission or alleged omission, and (iii) the Company and the Guarantors have complied with their obligations under Section 6(e) hereof. The Company and each of the Guarantors shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders or the Participating Broker-Dealer.

         (b) Indemnification by Holder of Registrable Securities. In connection with any Registration Statement, Prospectus or form of prospectus, any amendment or supplement thereto, or any preliminary prospectus in which a Holder in which a Holder is participating, such Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement, Prospectus or form of prospectus, any amendment or supplement thereto, or any preliminary prospectus and shall, without limitation as to time, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person, if any, who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20(a) of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent lawful, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading to the extent, but only to the extent, that such untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact is contained in or omitted from any information so furnished in writing by such holder to the Company expressly for use therein. In no event shall the liability of any selling Holder be greater in amount than the dollar amount of the proceeds
(net of payment of all expenses) received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

         (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall promptly notify the party or parties from which such indemnity is sought (the "indemnifying parties") in writing; provided, that the failure to so notify the indemnifying parties shall not relieve the indemnifying parties from any obligation or liability except to the extent (but only to the extent) that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal) that the indemnifying parties have been prejudiced materially by such failure.

         The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party, within 20 business days after receipt of written notice from such indemnified party of such Proceeding, to assume, at its expense, the defense of any such Proceeding, provided, that an indemnified party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless: (1) the indemnifying party has agreed to pay such fees and expenses; or (2) the indemnifying party shall have failed promptly to assume the defense of such Proceeding or shall have failed to employ counsel reasonably satisfactory to such indemnified party; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party or any of its affiliates or controlling persons, and such indemnified party shall have been advised by counsel that there may be one or more defenses available to such indemnified party that are in addition to, or in conflict with, those defenses available to the indemnifying party or such affiliate or controlling person (in which case, if such indemnified party notifies the indemnifying parties in writing that it elects to employ separate counsel at the expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense and the reasonable fees and expenses of such counsel shall be at the expense of the indemnifying party; it being understood, however, that, the indemnifying party shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party).

         No indemnifying party shall be liable for any settlement of any such Proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such Proceeding, each indemnifying party jointly and severally agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless each indemnified party from and against any and all Losses by reason of such settlement or judgment. The indemnifying party shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such Proceeding for which such indemnified party would be entitled to indemnification hereunder (whether or not any indemnified party is a party thereto).

         (d)  Contribution.  If the indemnification provided for in this
Section 8 is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which this Section 8 would otherwise apply by its terms (other than by reason of exceptions provided in this Section 8), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such statement or omission. The amount paid or payable by an indemnified party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 8(a) or 8(b) was available to such party.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), an indemnifying party that is a selling Holder shall not be required to contribute, in the aggregate, any amount in excess of such Holder's Maximum Contribution Amount.
 A selling Holder's "Maximum Contribution Amount" shall equal the excess of
(i) the aggregate proceeds received by such Holder pursuant to the sale of such Registrable Securities over (ii) the aggregate amount of damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         The indemnity and contribution agreements contained in this Section 8 are in addition to any liability that the indemnifying parties may have to the indemnified parties.

9.  Rule 144 and Rule 144A

         Each of the Company and each Guarantor covenants that it shall (a) file the reports required to be filed by it (if so required) under the Securities Act and the Exchange Act in a timely manner and, if at any time any such Person is not required to file such reports, it will, upon the request of any Holder, make publicly available other information necessary to permit sales pursuant to Rule 144 and Rule 144A and (b) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act pursuant to the exemptions provided by Rule 144 and Rule 144A. Upon the request of any Holder, the Company and the Guarantors shall deliver to such Holder a written statement as to whether they have complied with such information and requirements.

10. Underwritten Registrations

         If any of the Registrable Securities covered by any Shelf Registration are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Securities included in such offering and shall be reasonably acceptable to the Company and the Guarantors; it being understood that any Underwritten Offering shall include at least $10,000,000 principal amount of the Registrable Securities.

         No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

11. Miscellaneous

         (a) Remedies. In the event of a breach by the Company or any of the Guarantors of any of its respective obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights provided herein, in the Indenture or, in the case of the Purchasers, in the Purchase Agreement, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each of the Guarantors agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. The Company has not entered into, as of the date hereof, and shall not enter into, after the date of this Agreement, any agreement with respect to any of its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

         (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority of the then outstanding aggregate principal amount of Registrable Securities; provided, that Sections 6(a) and 8 shall not be amended, modified or supplemented, and waivers or consents to departures from this proviso may not be given, unless the Company has obtained the written consent of each Holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority in aggregate principal amount of the Registrable Securities being sold by such Holders pursuant to such Registration Statement, provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

         (d) Notices. All notices and other communications (including, without limitation, any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, certified first-class mail, return receipt requested, next-day air courier or facsimile:

                   (i) if to a Holder, at the most current address given by such holder to the Company in accordance with the provisions of this
    Section 11(d), which address initially is, with respect to each holder, the address of such holder maintained by the Registrar under the Indenture, with a copy to Skadden, Arps, Slate, Meagher & Flom, 300 South Grand Avenue, Los Angeles, California 90071, telecopy number (213) 687-5600,
    Attention:  Michael A. Woronoff, Esq.; and

                   (ii) if to the Company or any of the Guarantors, initially 7 North Street, Staten Island, New York 10302-1205, telecopy number (708) 442-5105, Attention: Nathan Schlenker, and thereafter at such other address, notice of which is given in accordance with the provisions of this
    Section 11(d), with copies to Silverman, Collura and Chernis, P.C., 381 Park Avenue South, Suite 1601, New York, New York 10016, telecopy number
    (212) 779-8858, Attention: Peter Silverman, and Jones, Day, Reavis & Pogue, 599 Lexington Avenue, New York, New York 10022, telecopy number
    (212) 755-7306, Attention:  Robert A. Zuccaro.

         All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if telecopied.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in such Indenture.

         (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders.

         (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE COMPANY AND EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. EACH OF THE COMPANY AND EACH GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE COMPANY AND EACH GUARANTOR IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY OR ANY GUARANTOR IN ANY OTHER JURISDICTION.

         (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company in respect of securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         (k) Securities Held by the Company or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than Holders deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.

                            REGISTRATION RIGHTS AGREEMENT
                            -----------------------------

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       ATLANTIC EXPRESS TRANSPORTATION CORP.



                                       By:__________________________________
                                       Name:________________________________
                                       Title:_______________________________



AMBOY BUS CO., INC.                    COURTESY BUS CO., INC.

By: ________________________________   By: _________________________________
Name: ______________________________   Name: _______________________________
Title: _____________________________   Title: ______________________________



STATEN ISLAND BUS, INC.                K. CORR, INC.

By: ________________________________   By: _________________________________
Name: ______________________________   Name: _______________________________
Title: _____________________________   Title: ______________________________


RAYBERN CAPITAL CORP.                  RAYBERN EQUITY CORP.

By: ________________________________   By: _________________________________
Name: ______________________________   Name: _______________________________
Title: _____________________________   Title: ______________________________

METROPOLITAN ESCORT SERVICE, INC.      METRO AFFILIATES, INC.

By: ________________________________   By: _________________________________
Name: ______________________________   Name: _______________________________
Title: _____________________________   Title: ______________________________



MERIT TRANSPORTATION CORP.             MIDWAY LEASING INC.

By: ________________________________   By: _________________________________
Name: ______________________________   Name: _______________________________
Title: _____________________________   Title: ______________________________



TEMPORARY TRANSIT SERVICE, INC.        BROOKFIELD TRANSIT INC.

By: ________________________________   By: _________________________________
Name: ______________________________   Name: _______________________________
Title: _____________________________   Title: ______________________________



ATLANTIC-HUDSON, INC.                  ATLANTIC PARATRANS, INC.

By: ________________________________   By: _________________________________
Name: ______________________________   Name: _______________________________
Title: _____________________________   Title: ______________________________



180 JAMAICA CORP.                      BLOCK 7932, INC.

By: ________________________________   By: _________________________________
Name: ______________________________   Name: _______________________________
Title: _____________________________   Title: ______________________________

ATLANTIC EXPRESS COACHWAYS, INC.       ATLANTIC-CONN. TRANSIT, INC.

By: ________________________________   By: _________________________________
Name: ______________________________   Name: _______________________________
Title: _____________________________   Title: ______________________________



ATLANTIC EXPRESS OF PENNSYLVANIA,      ATLANTIC EXPRESS OF MISSOURI INC.
INC.

By: ________________________________   By: _________________________________
Name: ______________________________   Name: _______________________________
Title: _____________________________   Title: ______________________________



ATLANTIC PARATRANS OF KENTUCKY INC.    RAYBERN BUS SERVICE, INC.

By: ________________________________   By: _________________________________
Name: ______________________________   Name: _______________________________
Title: _____________________________   Title: ______________________________



DOM-RICH ASSOCIATES, INC.              G.V.D. LEASING CO., INC.

By: ________________________________   By: _________________________________
Name: ______________________________   Name: _______________________________
Title: _____________________________   Title: ______________________________





ACCEPTED AND AGREED TO:

JEFFERIES & COMPANY, INC.

By: ________________________________
Name:
Title: